Elizabeth Gioia Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

March 16, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    The Prudential Qualified Individual Variable Contract Account
    File No. 811-03625

Members of the Commission:

On behalf of The Prudential Insurance Company of America and The Prudential Qualified Individual Variable Contract Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual report for the following underlying fund for the period ended December 31, 2021, has been submitted to contract owners.

Fund Company	1940 Act Registration No.
The Prudential Series Fund	811-03623

Some of the funds included in the Fund Company’s annual report filing may not be available under every contract offered by the Registrant. We understand that the fund has filed or will file this report with the Commission.

Please call me at (203) 402-1624 if you have any questions.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel